Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MONTHLY OPERATING REPORT

Reporting Period: May 2, 2021 – May 29, 2021

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Anthony M. Saccullo
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

Notes to the Monthly Operating Report (“MOR”)

Reporting Period: May 2, 2021 – May 29, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. on December 3, 2020. Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report on a fiscal month basis (this “MOR”) for the period from May 2, 2021 through May 29, 2021.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that this financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future reconciliation and adjustment (which may be material). However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The Debtors entered into an Asset Purchase Agreement to sell substantially all of the Debtors’ assets to Terramar Capital, LLC (the “Buyer”) effective 11:59 p.m. on January 30, 2021 (the “Sale Transaction”).

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from May 2, 2021 to May 29, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-1a:

Amounts listed are the bank balances as of the close of business on May 29, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under the Debtors’ proposed chapter 11 plan of liquidation [D.I. 737] (as may be amended, altered, or modified, the “Plan”). The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Debtors’ proposed Plan is confirmed by the Bankruptcy Court and goes effective and all deadlines to file claims and requests for payment of administrative expenses have passed. The Debtors continue to reconcile claims that have been, or may be, in whole or in part, satisfied through the Sale Transaction consummated in these cases and related transactions and/or agreements. Future MORs will reflect these continuing reconciliation efforts. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-1

Schedule of Cash Receipts and Disbursements

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

Cumulative[1]
#		FCI	FSC	FHC	FLLC	5/2/21 - 5/29/21
1	Receipts
2	Credit Card and Cash Receipts	$-	$-	$-	$-	$-
3	Inventory Liquidation	-	-	-	-	-
4	Federal Tax Refund	-	-	-	-	-
5	Total Receipts	$-	$-	$-	$-	$-

6	Operating Disbursements
7	Payroll & Taxes	-	-	-	-	-
8	Rent[2]	6,014	-	-	-	6,014
9	Inventory	-	-	-	-	-
10	Sales Tax	-	-	-	-	-
11	Merchant Fees	-	-	-	-	-
12	Employee Benefits[3]	218	-	-	-	218
13	Marketing	-	-	-	-	-
14	Professional/Computer Services[4]	-	7,045	-	-	7,045
15	Other A/P[5]	40,908	43,592	-	-	84,500
16	Total Operating Disbursements	47,140	50,637	-	-	97,777

17	Net Cash Flow from Operations	$(47,140)	$(50,637)	$-	$-	$(97,777)

18	Non-Operating Disbursements / (Receipts)
19	Debt Service	-	-	-	-	-
20	State Taxes[6]	110,568	-	-	-	110,568
21	Federal Taxes	-	-	-	-	-
22	CapEx	-	-	-	-	-
23	Tenant Allowance	-	-	-	-	-
24	Total Non-Operating Disbursements / (Receipts)	110,568	-	-	-	110,568

25	Net Cash Flow Before Restructuring	$(157,708)	$(50,637)	$-	$-	$(208,345)

26	Restructuring Related Disbursements
27	Professional Fees[7]	-	-	-	-	-
28	Credit Card Program Deposits	-	-	-	-	-
29	Utility Deposit and Other Reserves	-	-	-	-	-
30	503(b)(9) and Critical Vendor Payments	-	-	-	-	-
31	KEIP/KERP	-	-	-	-	-
32	UST Fees[8]	-	494,526	-	-	494,526
33	DIP Fees & Interest - Term	-	-	-	-	-
34	DIP Fees & Interest - Revolver	-	-	-	-	-
35	Prepetition Term Loan Repayment	-	-	-	-	-
36	Cure Costs	-	-	-	-	-
37	Funding to Professional Fee Account	-	-	-	-	-
38	Total Restructuring Related Disbursements	-	494,526	-	-	494,526

39	Net Cash Flow	$(157,709)	$(545,163)	$-	$-	$(702,870)

40	Beginning Cash Balance	$1,930,696	$346,597	$7,265,739	$-	$9,543,033
41	Net Cash Flow	(157,709)	(545,163)	-	-	(702,871)
42	Borrowings	-	-	-	-	-
43	Repayments	-	-	-	-	-
44	Intercompany	-	-	-	-	-
45	Change in deposits in transfer	-	-	-	-	-
46	Ending Cash Balance	$1,772,988	$(198,565)	$7,265,739	$-	$8,840,163

Footnotes:

[1] Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2] Rent disbursements include $6K of January 2021 rent deferral paybacks and $397K of lease cure costs offset by return of cure escrow funded in prior period.
[3] Employee benefits disbursements reflect employee benefit administrative expenses paid in arrears.
[4] Professional/computer services reflect payments to payroll service provider paid in arrears.
[5] Other AP disbursements include payments of franchise, property, and other business taxes, utilities, and bank service charges.
[6] State taxes reflects payment to Texas state tax vendor.
[7] $663K of disbursements for restructuring professional fees were paid out of the professional fee account from amounts funded in prior periods.
[8] UST Fees includes payments to UST for Q1 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

#	Debtor Entity	Account Number (Last 4 Digits)	Bank	Account Type	Period Ended 5/29/2021[1]
1	FHC Collections, Inc.	4644	Chase	Checking[2]	1,772,988
2	FHC Collections, Inc.	4669	Chase	Checking	-
3	FHC Holdings Corporation	9350	Chase	Checking	7,265,739
4	FHC Services Corporation	8238	Chase	Checking[3]	(198,565)
5				Reported Cash and Cash Equivalents at 5/29/2021	$8,840,163
6	FHC Services Corporation	5317	Chase	Professional Fee Account[4]	1,272,676

Footnotes:
[1] Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2] Excludes $(510,137) of cash on bank statement that is property of the Buyer. Includes $98,998 of outstanding checks not included on bank statement.
[3] Excludes $493,508 of cash on bank statement that is property of the Buyer. Includes $28,385 of outstanding checks not included on bank statement. As of May 29, 2021, the Debtor’s balance in account 8238 was negative. The Debtors made an intercompany transfer from account 9350 to account 8238 in June to bring the balance positive.
[4] Professional Fee Account is included in restricted cash on Debtors' Balance Sheet. Other restricted cash accounts are not included on MOR-1a.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: May 2, 2021 – May 29, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts in May.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

			Period Covered			Amount Paid this Period		Amount Paid Case to Date
#	Payee	Role	Beginning Date	End Date	Payment Date	Fees	Expenses	Fees	Expenses
1	Cole Schotz, P.C.	Counsel to the Committee	December 3, 2020	December 31, 2021	5/26/2021	$42,161	$-	$467,422	$2,336
2	Cole Schotz, P.C.	Counsel to the Committee	January 1, 2021	January 31, 2021	5/26/2021	51,323	-
3	O'Melveny & Myers, LLP	Debtors' Counsel	December 3, 2020	December 31, 2021	5/28/2021	179,603	-	2,125,541	459
4	O'Melveny & Myers, LLP	Debtors' Counsel	January 1, 2021	January 31, 2021	5/28/2021	194,727	-
5	Province, LLC	Financial Advisor to the Committee	December 3, 2020	December 31, 2021	5/28/2021	37,932	-	496,849	829
6	Province, LLC	Financial Advisor to the Committee	January 1, 2021	January 31, 2021	5/28/2021	61,438	-
7	Richards, Layton & Finger, LLP	Debtors' Counsel	December 3, 2020	December 31, 2021	5/28/2021	37,529	-
8	Richards, Layton & Finger, LLP	Debtors' Counsel	January 1, 2021	January 31, 2021	5/28/2021	31,237	-	370,786	9,214
9	Richards, Layton & Finger, LLP	Debtors' Counsel	February 1, 2021	February 28, 2021	5/28/2021	26,953	-
10	Total					$662,904	$-	$3,460,597	$12,839

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Consolidated
1	Net sales	$-	$-	$-	$-	$-
2	Cost of goods sold and occupancy costs[1]	38,597	-	-	-	38,597
3	Gross profit	(38,597)	-	-	-	(38,597)

4	Selling, general and administrative expenses[2]	14,996	256,673	-	-	271,669
5	(Loss) income from operations	(53,593)	(256,673)	-	-	(310,266)

6	Restructuring (expenses)[3]	-	(1,416,892)	-	-	(1,416,892)
7	Gain (loss) on assets[4]	213,077	123,678	-	-	336,755
8	Interest income (expense)	-	-	-	-	-
9	Other income (expense)[5]	12,376	-	-	-	12,376
10	(Loss) income before income tax expense	171,860	(1,549,887)	-	-	(1,378,027)

11	Income tax expense	60	-	-	-	60
12	Net (loss) income	$171,801	$(1,549,887)	$-	$-	$(1,378,087)

Footnotes:
[1] FCI cost of goods sold & occupancy costs primarily represents a true-up to actuals for telephone expenses.
[2] FSC selling, general and administrative ("SG&A") expenses are primarily related to D&O insurance expense, and also include non-restructuring professional fees and repairs and supplies expense. FCI SG&A expenses include bank charges for FCI's operating account.
[3] Restructuring expenses includes $0.9M of restructuring professional fees and $0.5M of UST fees.
[4] Gain on assets includes $337K gain as a result of the payment of lease cures.
[5] FCI other income includes a vendor rebate and sales tax refunds.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

Balance Sheet at 05/29/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$1,772,988	$(198,565)	$7,265,739	$-	$-	$8,840,163
2	Accounts receivable[1]	34,152,129	255,292,687	1,250,000	-	(255,292,687)	35,402,129
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	459,834	7,574,696	-	-	-	8,034,531
5	Total Current Assets	40,181,279	262,668,818	8,515,739	-	(259,089,015)	52,276,822

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,665	(1)	-	-	-	72,664

9	Total Assets	$40,253,944	$262,668,818	$8,515,739	$-	$(259,089,015)	$52,349,486

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,064,857	$19,216,894	$857,028	$-	$(255,292,687)	$23,846,091
11	Accrued liabilities[4]	181,240	240,538	-	-	-	421,778
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	54,216,810	-	-	-	-	54,216,810
14	Total Current Liabilities	313,462,907	19,457,432	857,028	-	(255,292,687)	78,484,679

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,178,030)	52,147,189	157,551,163	-	(520,322)	-

18	Total Liabilities	104,284,877	71,604,621	158,408,190	-	(255,813,009)	78,484,679

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,030,933)	182,454,658	(103,068,049)	-	5,333,534	20,689,210
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,030,933)	191,064,197	(149,892,451)	-	(3,276,005)	(26,135,193)

25	Total Liabilities And Stockholders' Equity	$40,253,944	$262,668,818	$8,515,739	$-	$(259,089,015)	$52,349,486

Footnotes:
[1] Accounts receivable includes $34.0M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $140K of sales tax receivables.
[2] Prepaid expenses and other current assets include $604K of prepaid assets (primarily related to D&O insurance) and restricted cash as detailed in the table below:

[3] Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI.
[4] FCI accrued liabilities includes $167K of accrued payroll taxes and $21K of accrued sales tax, offset by $7K of accrued income tax credits. FSC accrued liabilities includes $241K of accrued severance and payroll taxes.
[5] Current portion of operating lease liabilities includes $29.1M of unpaid rent, $24.8M of lease rejection damages, and $243K of percent rent accruals. The leases associated with these liabilities are a part of ongoing negotiations and as such, the liability amount is subject to material change in future periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: May 2, 2021 – May 29, 2021

Anthony M. Saccullo hereby declares under penalty of perjury:

I am the Wind-Down Officer appointed by order of the United States Bankruptcy Court for the District of Delaware [D.I. 475] in the above-captioned case to oversee the bankruptcy of the debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information, and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

			Days Past Due[4]
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	Combined Debtors[1][2][3]	$5,714	$6,237	$11,905	$26,440	$541,305	$591,601

Footnotes:
[1] The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.
[2] This summary does not include accruals or intercompany payables.
[3] The postpetition accounts payable do not include any amounts for retained professionals.
[4] The Debtors' accounts payable system has incorrect aging information. The Debtors have paid post-petition invoices as they come due.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

Accounts Receivable Reconciliation

#	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	Total Accounts Receivable[1][2]	$35,402,129	$-	$35,402,129

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)
2	Income Tax Receivables	$34,012,072	$-	$-	$-	$-	$34,012,072	$-	$34,012,072
3	Transaction Receivables[3]	1,250,000	-	-	-	-	1,250,000	-	1,250,000
4	Sales Tax Receivables	140,057	-	-	-	-	140,057	-	140,057
5	Total Accounts Receivable[1][2]	$35,402,129	$-	$-	$-	$-	$35,402,129	$-	$35,402,129

Footnotes:
[1] Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.
[2] This summary does not include any accrued fees, discounts or intercompany receivables.
[3] Transaction receivables includes the $1.25M promissory note due December 31, 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

MOR-5

Debtor Questionnaire

Reporting Period: May 2, 2021 – May 29, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X[1]
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1 There are no employees or locations being operated by the Debtors as of February 1, 2021. As such, the only insurance policy of the Debtors in effect as of February 1, 2021, is the Debtors’ D&O insurance.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

Exhibit A

Balance Sheet by Legal Entity

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

Opening Balance Sheet at 05/02/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$1,930,696	$346,597	$7,265,739	$-	$-	$9,543,033
2	Accounts receivable[1]	34,152,129	255,292,687	1,250,000	-	(255,292,687)	35,402,129
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	856,798	8,412,340	-	-	-	9,269,138
5	Total Current Assets	40,735,950	264,051,624	8,515,739	-	(259,089,015)	54,214,299

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,888	(1)	-	-	-	72,888

9	Total Assets	$40,808,839	$264,051,624	$8,515,739	$-	$(259,089,015)	$54,287,187

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,195,978	$18,947,894	$857,028	$-	$(255,292,687)	$23,708,212
11	Accrued liabilities[4]	188,681	240,538	-	-	-	429,219
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	54,804,944	101,918	-	-	-	54,906,862
14	Total Current Liabilities	314,189,603	19,290,351	857,028	-	(255,292,687)	79,044,293

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,178,030)	52,147,189	157,551,163	-	(520,322)	-

18	Total Liabilities	105,011,573	71,437,540	158,408,190	-	(255,813,009)	79,044,293

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,202,734)	184,004,545	(103,068,049)	-	5,333,534	22,067,296
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,202,734)	192,614,084	(149,892,451)	-	(3,276,005)	(24,757,106)

25	Total Liabilities And Stockholders' Equity	$40,808,839	$264,051,624	$8,515,739	$-	$(259,089,015)	$54,287,187

Footnotes:
[1] Accounts receivable includes $34.0M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $140K of sales tax receivables.
[2] Prepaid expenses and other current assets includes $774K of prepaid D&O insurance and restricted cash as detailed in the table below:

[3] Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI.
[4] FCI accrued liabilities includes $167K of accrued payroll taxes and $21K of accrued sales tax. FSC accrued liabilities includes $241K of accrued severance and payroll taxes.
[5] Current portion of operating lease liabilities includes $29.9M of unpaid rent, $24.8M of lease rejection damages, and $243K of percent rent accruals. The leases associated with these liabilities are a part of ongoing negotiations and as such, the liability amount is subject to material change in future periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: May 2, 2021 – May 29, 2021
Debtors

Exhibit B

Disbursements by Legal Entity

Reporting Period: May 2, 2021 – May 29, 2021

($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]
1	FHC Holdings Corporation	FHC	20-13076	$-
2	FHC, LLC	FLLC	20-13077	-
3	FHC Collections, Inc.	FCI	20-13078	157,708
4	FHC Services Corporation	FSC	20-13079	545,163
5	Total			$702,870

[1] Includes disbursements made May 2, 2021 - May 29, 2021.